Exhibit 10.3
FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (“First Amendment”) is dated as of February 28, 2022 by and among GALLERIA SHOPPING CENTER, LLC, a Minnesota limited liability company and GALLERIA PARKING RAMP, LLC, a Minnesota limited liability company, (together, the “Sellers,” and, each individually, a “Seller”), and 70th STREET PROPERTIES, LLC, a Minnesota limited liability company (“Purchaser”).
RECITALS

WHEREAS, Sellers and Purchaser are parties to that certain Agreement of Sale and Purchase dated as of December 24, 2021 (the “Agreement”) related to the sale of the property located at 3501 Galleria, Edina, Minnesota and commonly known as the Galleria Shopping Center, and those certain parcels of or interests in the real property located at 3210 Galleria, Edina, Minnesota, as more particularly described in the Agreement; and
WHEREAS, Sellers and Purchaser desire to amend the Agreement as provided the terms and provisions contained below in this First Amendment.
AGREEMENT

NOW, THEREFORE, in consideration of Ten Dollars ($10.00), the above recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.Defined Terms. Any capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement. From and after the date hereof, all references contained in the Agreement to “this Agreement” shall mean and refer to the Agreement, as amended by this First Amendment.
2.Closing Date. The definition of “Closing Date” as set forth in Section 1.1 of the Agreement is hereby amended and restated as follows:
““Closing Date” means March 10, 2022.”
3.Extension of Closing Date. In consideration for the extension of the Closing Date set forth in Paragraph 2 of this First Amendment, Purchaser hereby directs the Title Company to immediately release the Earnest Money Deposit to Sellers by electronic deposit to the account specified on Exhibit A, attached hereto. The Earnest Money Deposit shall continue to be nonrefundable to Purchaser except to the extent the Earnest Money Deposit is expressly refundable to Purchaser pursuant to the Agreement. No party to this Agreement shall extend the Closing Date other than in accordance with the terms set forth in this First Amendment without written consent among Sellers and Purchaser.
4.Further Extension of Closing Date. If Purchaser requires a further extension of the Closing Date to a date later than March 10, 2022, Purchaser shall deliver a written extension request to Sellers (the “Extension Notice”), and Purchaser shall have the right to extend the Closing Date for a period of fourteen (14) days to March 24, 2022, provided that, simultaneously with the delivery of the Extension Notice, Purchaser deposits with the Title Company, in immediately available federal funds, the sum of Five Hundred Thousand Dollars ($500,000) (the “Extension Deposit”). The Extension Deposit shall be non-refundable to Purchaser; however, Purchaser will receive a credit against cash due at Closing for the Extension Deposit.
5.Counterparts; Email Signatures. This First Amendment may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument. Signature pages may be detached from separate counterparts and combined into a single counterpart. Further, each party hereto may rely upon a telecopied (faxed) or electronically-mailed signature of a counterpart of this First Amendment or detached signature page therefrom that has been executed by any other party hereto as if the same were the executed original thereof, and the other party shall be bound thereby.
6.Ratification and Incorporation. Except as expressly modified by this First Amendment, the Agreement remains unmodified and in full force and effect. This First Amendment shall form a part of the Agreement and all references to the Agreement shall mean that document as hereby modified.
7.Recitals. The recitals set forth above are true, correct and complete and are hereby incorporated herein and made a part of this First Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the Effective Date.

SELLERS:

GALLERIA SHOPPING CENTER, LLC
a Minnesota limited liability company

By:    Hines Global REIT Minnesota Retail I LLC,
    a Delaware limited liability company,
    its sole member

By:
Name:    Janice E. Walker
Title:    Manager

GALLERIA PARKING RAMP, LLC
a Minnesota limited liability company

By:    Hines Global REIT Minnesota Retail I LLC,
    a Delaware limited liability company,
    its sole member

By:
Name:    Janice E. Walker
Title:    Manager

[Signature Page to First Amendment to Agreement of Sale and Purchase]

PURCHASER:
70th STREET PROPERTIES, LLC,
a Minnesota limited liability company
By:
Name:    Peter Haeg
Title:    CEO

[Signature Page to First Amendment to Agreement of Sale and Purchase]